Prospectus Supplement                                             212201 2/04
dated February 27, 2004 to:
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PUTNAM INTERNATIONAL BLEND FUND
Prospectus dated June 30, 2003

Effective February 27, 2004, the prospectus of the fund is supplemented as follows:

Class A shares. Effective February 27, 2004, the maximum sales charge for class A shares is reduced to 5.25% (from 5.75%) for the fund. References to the maximum sales charge for class A shares in the sections "Fund summary-Fees and expenses" and "How do I buy fund shares?" are revised accordingly, and information for Class A shares in the table of initial sales charges in the section "How do I buy fund shares?" is replaced with the information below. The table of average annual total returns and the example in the section "Fund summary-Performance information" have not been restated to reflect the reduction in the maximum sales charge for class A shares.

                                  Class A sales charge
                                   as a percentage of:
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Amount of purchase at           Net amount      Offering
offering price ($)              invested         price*
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Under 50,000                      5.54%          5.25%
50,000 but under 100,000          4.17           4.00
100,000 but under 250,000         3.09           3.00
250,000 but under 500,000         2.30           2.25
500,000 but under 1,000,000       2.04           2.00
1,000,000 and above               NONE           NONE
------------------------------------------------------------------------

* Offering price includes sales charge.

The section entitled "FEES AND EXPENSES" is replaced with the following:

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
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                                               Class A
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Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
the offering price)                            5.25%

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)                  NONE*

Maximum Redemption Fee** (as a
percentage of total redemption
proceeds)                                      2.00%
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Annual Fund Operating Expenses ***
(expenses that are deducted from fund assets)
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                                    Total Annual
         Management      Other     Fund Operating     Expense         Net
            Fee        Expenses       Expenses      Reimbursement   Expenses
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Class A    1.00%         1.56%         2.56%           (1.11%)        1.45%
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  * A deferred sales charge of up to 1.00% on class A shares may be imposed on certain redemptions of shares bought without an initial sales charge.

 ** A 1.00% redemption fee may apply to any shares that are redeemed
    (either by selling or exchanging into another fund) within 90 days of purchase. For shares purchased on or after April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase, and a 1.00% redemption fee may apply to any shares that are redeemed within 6 to 90 days of purchase.

*** Reflects Putnam Management's contractual obligation to limit fund expenses through 02/28/05.

In addition, the following section is inserted after the first paragraph in the section entitled "How do I sell fund shares?":

The fund imposes a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 90 days or less. For shares purchased on or after April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less, and will impose a redemption fee of 1.00% if you sell or exchange your shares within 6 to 90 days of purchase. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Also, the third paragraph in the section entitled "How do I exchange fund shares?" is replaced with the following paragraphs:

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund imposes a redemption fee of 1.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 90 days or less. For shares purchased on or after April 19, 2004, the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 1.00% fee applies to exchanges of shares purchased by exchange and held for 90 days or less, and the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.